UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase Common Stock. Each exercisable for one share of Hertz Global Holdings, Inc.’s common stock at an exercise price of $13.61 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

HVF III Rental Car Asset Backed Note Class E Note Issuances

On April 24, 2026, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of The Hertz Corporation (“THC”), entered into: (i) Amendment No. 1 to the Amended and Restated Series 2022-5 Supplement, dated as of October 20, 2023 (as amended, the “Series 2022-5 Supplement”), by and among HVF III, as issuer, THC, as administrator, and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee and securities intermediary, (ii) Amendment No. 1 to the Series 2023-2 Supplement, dated as of March 2, 2023 (as amended, the “Series 2023-2 Supplement”) by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (iii) Amendment No. 1 to the Series 2023-4 Supplement, dated as of August 24, 2023 (as amended, the “Series 2023-4 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (iv) Amendment No. 1 to the Series 2024-1 Supplement, dated as of July 26, 2024 (as amended, the “Series 2024-1 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (v) Amendment No. 1 to the Series 2024-2 Supplement, dated as of July 26, 2024 (as amended, “Series 2024-2 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (vi) Amendment No. 1 to the Series 2025-1 Supplement, dated as of March 12, 2025 (as amended, the “Series 2025-1 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (vii) Amendment No. 1 to the Series 2025-2 Supplement, dated as of March 12, 2025 (as amended, the “Series 2025-2 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (viii) Amendment No. 1 to the Series 2025-3 Supplement, dated as of June 30, 2025 (as amended, the “Series 2025-3 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (ix) Amendment No. 1 to the Series 2025-4 Supplement, dated as of June 30, 2025 (as amended, the “Series 2025-4 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, (x) Amendment No. 1 to the Series 2025-5 Supplement, dated as of December 5, 2025 (as amended, the “Series 2025-5 Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary and (xi) Amendment No. 1 to the Series 2025-6 Supplement, dated as of December 5, 2025 (as amended, the “Series 2025-6 Supplement” and, collectively with the Series 2022-5 Supplement, the Series 2023-2 Supplement, the Series 2023-4 Supplement, the Series 2024-1 Supplement, the Series 2024-2 Supplement, the Series 2025-1 Supplement, the Series 2025-2 Supplement, the Series 2025-3 Supplement, the Series 2025-4 Supplement and the Series 2025-5 Supplement, the “Series Supplements” and each, a “Series Supplement”), by and among HVF III, as issuer, THC, as administrator, and BNYM, as trustee and securities intermediary, and each of the Series Supplements as a supplement to the Base Indenture (the “Base Indenture”), dated as of June 29, 2021, which was previously filed as Exhibit 10.7 to the Current Report on Form 8-K filed on July 7, 2021, between HVF III, as issuer, and BNYM, as trustee.

The Series Supplements were amended primarily to issue a new Class of Fixed Rate Rental Car Asset Backed Notes, Class E, under each applicable Series Supplement, in an aggregate principal amount equal to $221,421,000. The Series 2022-5 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2022-5 Class E Notes”), the Series 2023-2 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2023-2 Class E Notes”), the Series 2023-4 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2023-4 Class E Notes”), the Series 2024-1 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2024-1 Class E Notes”), the Series 2024-2 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2024-2 Class E Notes”), the Series 2025-1 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2025-1 Class E Notes”), the Series 2025-2 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2025-2 Class E Notes”), the Series 2025-3 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2025-3 Class E Notes”), the Series 2025-4 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2025-4 Class E Notes”), the Series 2025-5 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2025-5 Class E Notes”) and the Series 2025-6 Fixed Rate Rental Car Asset Backed Notes, Class E (the “Series 2025-6 Class E Notes”) are described together below as the “Class E Notes.” Approximately $22 million of the Class E Notes issued were purchased by affiliates of CK Amarillo LP, with the remaining aggregate principal amount of Class E Notes purchased by unaffiliated third parties.

THC utilizes the HVF III securitization platform, which consists of both variable funding notes and medium-term notes, such as the Class E Notes issued as described herein, to finance its U.S. rental car fleet. Subject to certain conditions, additional notes may be issued in the future under the Base Indenture.

The Class E Notes were issued with the following terms:

Notes Issued	Principal	Interest Rate	Expected Final Payment Date	Legal Final Payment Date
Class E Notes
Series 2022-5, Class E	$17,019,000	10.67%	September 2027	September 2028
Series 2023-2, Class E	$14,479,000	10.99%	September 2028	September 2029
Series 2023-4, Class E	$24,133,000	11.48%	March 2029	March 2030
Series 2024-1, Class E	$18,099,000	10.95%	January 2028	January 2029
Series 2024-2, Class E	$18,099,000	11.99%	January 2030	January 2031
Series 2025-1, Class E	$24,133,000	10.99%	September 2028	September 2029
Series 2025-2, Class E	$24,133,000	12.26%	September 2030	September 2031
Series 2025-3, Class E	$18,099,000	11.47%	December 2028	December 2029
Series 2025-4, Class E	$14,962,000	12.28%	December 2030	December 2031
Series 2025-5, Class E	$21,719,000	11.72%	May 2029	May 2030
Series 2025-6, Class E	$26,546,000	12.54%	May 2031	May 2032

The Series 2022-5 Class E Notes are subordinated to the existing Series 2022-5 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2023-2 Class E Notes are subordinated to the existing Series 2023-2 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2023-4 Class E Notes are subordinated to the existing Series 2023-4 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2024-1 Class E Notes are subordinated to the existing Series 2024-1 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2024-2 Class E Notes are subordinated to the existing Series 2024-2 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2025-1 Class E Notes are subordinated to the existing Series 2025-1 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2025-2 Class E Notes are subordinated to the existing Series 2025-2 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2025-3 Class E Notes are subordinated to the existing Series 2025-3 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2025-4 Class E Notes are subordinated to the existing Series 2025-4 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2025-5 Class E Notes are subordinated to the existing Series 2025-5 Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Series 2025-6 Class E Notes are subordinated to the existing Series 2025-6 Class A Notes, Class B Notes, Class C Notes and Class D Notes.

Unless an amortization event occurs, HVF III is not required to make any principal payments on the applicable Class E Notes until the date set forth in the column “First Principal Payment Date” opposite the applicable series of notes in the table below. Beginning in the date set forth in the column “First Principal Payment Date” opposite the applicable series of notes in the table below, HVF III is expected to make a payment of one-sixth of the initial principal amount of such Class E Notes until repayment is made in full on the applicable legal final payment date for such series of notes set forth in the column “Legal Final Payment Date” in the table below.

Series of Notes	First Principal Payment Date	Legal Final Payment Date
Series 2022-5	April 2027	September 2028
Series 2023-2	April 2028	September 2029
Series 2023-4	October 2028	March 2030
Series 2024-1	August 2027	January 2029
Series 2024-2	August 2029	January 2031
Series 2025-1	April 2028	September 2029
Series 2025-2	April 2030	September 2031
Series 2025-3	July 2028	December 2029
Series 2025-4	July 2030	December 2031
Series 2025-5	December 2028	May 2030
Series 2025-6	December 2030	May 2032

The occurrence and continuation of an amortization event related to a series of notes may result in HVF III being required to pay principal on such series of notes earlier than anticipated. Amortization events include, among other things, the failure to pay principal or interest in a timely manner, the failure to maintain sufficient assets compared to the outstanding amount of debt, the failure to maintain sufficient liquidity in the form of reserve accounts or letters of credit, the presence of certain liens on HVF III’s assets, any misrepresentations by HVF III, any covenant defaults and defaults by either HVF III or THC, as administrator of HVF III under the Administration Agreement, dated as of June 29, 2021, which was previously filed as Exhibit 10.9 to the Current Report on Form 8-K filed on July 7, 2021. In the event that one or more amortization events occurs and is continuing, holders of such series of notes may force HVF III or BNYM on their behalf to sell vehicles and, if a default occurs under the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III) (the “Lease”), dated as of June 29, 2021, which was previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed on July 7, 2021, the holders of such series of notes may force THC and/or DTG Operations, Inc., a wholly-owned indirect subsidiary of THC, each as a lessee under the Lease, to return vehicles for sale by HVF III. Proceeds of any such sales made during the enforcement of remedies are required to repay the applicable series of notes and any notes issued by HVF III in the future.

The net proceeds of the Class E Notes are expected to be used for the future acquisition or refinancing of eligible vehicles to be leased under the Lease or, in certain circumstances, any excess of the proceeds could be distributed by HVF III to THC.

The foregoing descriptions of the Class E Notes are qualified in their entirety by reference to the complete terms and conditions of (i) the Series 2022-5 Supplement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein, (ii) the Series 2023-2 Supplement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein, (iii) the Series 2023-4 Supplement, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein, (iv) the Series 2024-1 Supplement, a copy of which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated by reference herein, (v) the Series 2024-2 Supplement, a copy of which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K, which is incorporated by reference herein, (vi) the Series 2025-1 Supplement, a copy of which is attached hereto as Exhibit 10.6 to this Current Report on Form 8-K, which is incorporated by reference herein, (vii) the Series 2025-2 Supplement, a copy of which is attached hereto as Exhibit 10.7 to this Current Report on Form 8-K, which is incorporated by reference herein, (viii) the Series 2025-3 Supplement, a copy of which is attached hereto as Exhibit 10.8 to this Current Report on Form 8-K, which is incorporated by reference herein, (ix) the Series 2025-4 Supplement, a copy of which is attached hereto as Exhibit 10.9 to this Current Report on Form 8-K, which is incorporated by reference herein, (x) the Series 2025-5 Supplement, a copy of which is attached hereto as Exhibit 10.10 to this Current Report on Form 8-K, which is incorporated by reference herein, and (xi) the Series 2025-6 Supplement, a copy of which is attached hereto as Exhibit 10.11 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment to Third Amended and Restated Series 2021-A Supplement

On April 28, 2026, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of THC, and THC entered into Amendment No. 2 to Third Amended and Restated Series 2021-A Supplement (“Amendment No. 2 to Third A&R Series 2021-A Supplement”) by and among HVF III, as issuer, THC, as administrator, Deutsche Bank AG, New York Branch, as program agent, and BNYM, as trustee. Amendment No. 2 to Third A&R Series 2021-A Supplement amends the Third Amended and Restated Series 2021-A Supplement, dated August 29, 2025.

Amendment No. 2 to Third A&R Series 2021-A Supplement was entered into primarily to extend, in the ordinary course, the commitment termination date for the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class A, issued thereunder by one year to May 5, 2028, among certain other amendments. The Class A Maximum Principal Amount until May 7, 2027 is $3.240 billion, and thereafter the Class A Maximum Principal Amount is $2.980 billion until May 5, 2028, after giving effect to the terms of Amendment No. 2 to Third A&R Series 2021-A Supplement.

The foregoing description of Amendment No. 2 to Third A&R Series 2021-A Supplement is qualified in its entirety by reference to Amendment No. 2 to Third A&R Series 2021-A Supplement, a copy of which is filed as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

European ABS Amendments

On April 28, 2026, affiliates of THC entered into amendments to the securitization platform for financing activities relating to such affiliates' vehicle fleets Belgium, France, Germany, Italy, the Netherlands, and Spain (the “European ABS”) in order to: (i) extend the maturity of the Class A Notes, the Class B Notes and the Class C Notes issued thereunder to April 2028; (ii) increase the commitment size to an aggregate principal amount equal to €1,293,062,500; and (iii) document certain updates to the list of committed note purchasers, conduit investors and funding agents named therein (the “Amendments”).

Pursuant to the European ABS, International Fleet Financing No. 2 B.V. (“IFF No. 2”), an indirect, special purpose subsidiary of THC, is party to an issuer facility agreement originally dated September 25, 2018 between, among others, IFF No. 2, Hertz Europe Limited (as Administrator), BNPP Paribas Trust Corporation UK Limited (the “Security Trustee”), and Credit Agricole Corporate and Investment Bank (as Administrative Agent) (the “Issuer Facility Agreement”), which includes defined terms as set forth in a Master Definitions and Constructions Agreement (the “MDCA”). IFF No. 2’s proceeds from the Issuer Facility Agreement are made available on a revolving basis to certain special purpose fleet subsidiaries of THC (the “Fleet Companies”) for their purchases of rental vehicles, and those vehicle fleets serve as the underlying collateral for the Issuer Facility Agreement. Certain of THC’s international operating subsidiaries lease the vehicles from the Fleet Companies for rental to customers. THC has guaranteed certain obligations of the international operating subsidiaries to the Fleet Companies pursuant to a Performance Guarantee and Indemnity Deed dated December 21, 2021, as amended and/or restated from time to time (the "Guarantee").

In connection with the Amendments, each of the Issuer Facility Agreement and the MDCA were amended and restated, effective as of April 28, 2026. For the avoidance of doubt, the Guarantee was not amended pursuant to these Amendments.

The foregoing descriptions of the amendments to the Issuer Facility Agreement and the MDCA are qualified in their entirety by reference to Exhibits 10.13 and 10.14, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
10.1	Amendment No. 1, dated as of April 24, 2026, to Amended and Restated Series 2022-5 Supplement, dated as of October 20, 2023, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.2	Amendment No. 1, dated as of April 24, 2026, to Series 2023-2 Supplement, dated as of March 2, 2023, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.3	Amendment No. 1, dated as of April 24, 2026, to Series 2023-4 Supplement, dated as of August 24, 2023, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.4	Amendment No. 1, dated as of April 24, 2026, to Series 2024-1 Supplement, dated as of July 26, 2024, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.5	Amendment No. 1, dated as of April 24, 2026, to Series 2024-2 Supplement, dated as of July 26, 2024, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.6	Amendment No. 1, dated as of April 24, 2026, to Series 2025-1 Supplement, dated as of March 12, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.7	Amendment No. 1, dated as of April 24, 2026, to Series 2025-2 Supplement, dated as of March 12, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.8	Amendment No. 1, dated as of April 24, 2026, to Series 2025-3 Supplement, dated as of June 30, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.9	Amendment No. 1, dated as of April 24, 2026 to Series 2025-4 Supplement, dated as of June 30, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.10	Amendment No. 1, dated as of April 24, 2026, to Series 2025-5 Supplement, dated as of December 5, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.11	Amendment No. 1, dated as of April 24, 2026, to Series 2025-6 Supplement, dated as of December 5, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee and securities intermediary.
10.12	Amendment No. 2, dated as of April 28, 2026, to Third Amended and Restated Series 2021-A Supplement, dated as of August 29, 2025, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, Deutsche Bank AG, New York Branch, as program agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.13	Amended and Restated Issuer Facility Agreement as amended and restated on April 28, 2026, by and among International Fleet Financing No. 2 B.V., Hertz Europe Limited, Credit Agricole Corporate and Investment Bank, certain committed note purchasers, conduit investors and funding agents named therein, and BNP Paribas Trust Corporation UK Limited.
10.14	Amended and Restated Master Definitions and Constructions Agreement as amended and restated on April 28, 2026, by and among International Fleet Financing No. 2 B.V., Hertz Automobielen Nederland B.V., Stuurgroep Fleet (Netherlands) B.V., Hertz France S.A.S., RAC Finance S.A.S., Hertz De Espana SLU, Stuurgroep Fleet (Netherlands) B.V. Sucursal en Espaῆa, Hertz Autovermietung GmbH, Hertz Fleet Limited, Eurotitrisation S.A., BNP Paribas, Italian Branch, BNP Paribas S.A., Hertz Italiana S.R.L., IFM SPV S.R.L., Hertz Fleet Italiana S.R.L., Hertz Belgium BV, Credit Agricole Corporate and Investment Bank, Hertz Europe Limited, The Hertz Corporation, BNP Paribas, Luxembourg Branch, TMF Administrative Services B.V., TMF France Management SARL, TMF France SAS, Interpath (France) SAS, BNP Paribas Trust Corporation UK Limited, BNP Paribas S.A., Dublin Branch, BNP Paribas S.A., Netherlands Branch, Banca Nazionale Del Lavoro S.P.A., Banca Finanziaria Internazionale S.P.A., Apex Financial Services (Trust Company) Limited, certain committed note purchasers, conduit investors and funding agents named therein, Hertz Holdings Netherlands 2 B.V. and Hertz International Limited.
104.1	Cover page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: April 30, 2026	By:	/s/ Scott M. Haralson
	Name:	Scott M. Haralson
	Title:	Executive Vice President and Chief Financial Officer